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                                                                    EXHIBIT 99.2





                          DEL GLOBAL TECHNOLOGIES CORP.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Del Global Technologies Corp. (the "Company") on Form 10-K for the period ending August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
V. Gilboy, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief :

(1) Except for the omission of fiscal years 1999 and 1998 in the Selected Financial Data (Item 6, Part II, of this Form 10-K), the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Thomas V. Gilboy
-------------------------
Thomas V. Gilboy
Chief Financial Officer, Treasurer and Secretary

November 14, 2002